UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

GENERAL FORM FOR REGISTRATION OF SECURITIES
Under Section 12(b) or (g) of the Securities Exchange Act of 1934

Sierra Resource Group, Inc.
(Exact Name of Small Business Issuer in its Charter)

Date of earliest event reported:
September 12, 2011

Nevada	000-25301	88-0413922
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)

9550 S. Eastern Avenue, Suite 253, Las Vegas, Nevada 89123
 (Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (702) 462-7285

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 12, 2011, the Company accepted the resignation of James Stonehouse and Georges Juilland as members of its Board of Directors.

Mr. Stonehouse and Mr. Juilland have resigned with no disputes or disagreements with the Company and have made themselves available as consultants as needed.

The Company has elected not to appoint another board member at this time.

Section 9 – Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits

Exhibits

d) Exhibits.

  None

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIERRA RESOURCE GROUP, INC.

Date: September 19, 2011	By:	/s/ J. Rod Martin
J. Rod Martin
Chief Executive Officer